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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                               September 14, 1998
                 ---------------------------------------------
                Date of Report (Date of earliest event reported)



                               CIENA Corporation
          -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             Delaware                    0-21969        23-2725311
      --------------------------------------------------------------------
          (State or other jurisdiction    (Commission   (IRS Employer
              of incorporation)            File No.)  Identification No.)



             1201 Winterson Road, Linthicum, Maryland        21090
             -----------------------------------------------------
             (Address of principal executive offices)    (Zip Code)



              Registrant's telephone number, including area code:
                                 (410) 865-8500
               --------------------------------------------------



                                 Not applicable
        ---------------------------------------------------------------
         (Former name or former address, if changed since last report)


                            Exhibit Index on Page 4
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Item 5.          Other Events.

                 On September 14, 1998, CIENA issued press releases regarding
(i) the mutual termination of its proposed merger with Tellabs, Inc., (ii) its fiscal third quarter results, (iii) the introduction of OC-192 capability for its MultiWave Sentry DWDM system, (iv) the bolstering of its strategy, marketing and sales functions, (v) a statement from CIENA's CEO, Patrick Nettles on the events of September 14, 1998 and (vi) Judge Sonia Sotomayor granting CIENA's motion for summary judgement in the Kimberlin litigation. Further details are included in a copy of the press releases, which are attached hereto as Exhibits 99.1 through 99.6 and incorporated by reference herein.


Item 7.          Financial Statements, Pro Forma Financial Information and
                 Exhibits.

                          99.1    Press Release, dated September 14, 1998.
(regarding the mutual termination of CIENA's proposed merger with Tellabs, Inc.)

                          99.2    Press Release, dated September 14, 1998
(regarding CIENA's its fiscal third quarter results)

                          99.3 Press Release, dated September 14, 1998
(regarding the introduction of OC-192 capability for CIENA's MultiWave Sentry DWDM system)

                          99.4 Press Release, dated September 14, 1998
(regarding CIENA's strategy, marketing and sales functions)

                          99.5 Press Release, dated September 14, 1998
(statement from CIENA's CEO, Patrick Nettles on the events of September 14,
1998).

                          99.6 Press Release, dated September 14, 1998
(regarding Judge Sonia Sotomayor granting CIENA's motion for summary judgement in the Kimberlin litigation)
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                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   CIENA Corporation




Date:  September 14, 1998                            By: /s/ G. Eric Georgatos
                                                        ---------------------------------------------
                                                         G. Eric Georgatos
                                                         Vice-President, General Counsel
                                                           and Secretary






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                                 EXHIBIT INDEX



Exhibit No.               Description

99.1 Press Release, dated September 14, 1998. (regarding the mutual termination of CIENA's proposed merger with Tellabs, Inc.)

99.2 Press Release, dated September 14, 1998 (regarding CIENA's fiscal third quarter results)

99.3 Press Release, dated September 14, 1998 (regarding the introduction of OC-192 capability for CIENA's MultiWave Sentry DWDM system)

99.4 Press Release, dated September 14, 1998 (regarding CIENA's strategy, marketing and sales functions)

99.5 Press Release, dated September 14, 1998 (statement from CIENA's CEO, Patrick Nettles on the events of September 14, 1998).

99.6 Press Release, dated September 14, 1998 (regarding Judge Sonia Sotomayor granting CIENA's motion for summary judgement in the Kimberlin litigation)